FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN

FOR

JOSÉ MARIA ALAPONT

(KEY)

AMENDED AND RESTATED JANUARY 1, 2009

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

TABLE OF CONTENTS

i

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

This is the Federal-Mogul Corporation Key Executive Pension Plan for José Maria Alapont (the “Plan”).  The Plan became effective as of the Effective Date (as defined in the Employment Agreement (the “Employment Agreement”) by and between Federal-Mogul Corporation, a Michigan corporation, and José Maria Alapont (“Executive”), dated as of the 2nd day of February 2005) and is being amended and restated by Federal-Mogul Corporation, a Delaware corporation and successor to the Michigan corporation (the “Corporation”), effective January 1, 2009 to be compliant with the requirements of new Section 409A of the Code.

This Plan is a Benefit Program administered under and part of the Federal-Mogul Corporation Nonqualified Deferred Compensation Plan.

The Plan is intended to provide Executive with a target retirement benefit based upon Executive’s:

(1)	average earnings for the three consecutive years in his last five years of service during which his compensation was the highest, and

(2)	number of Years of Service credited under this Plan.

The target retirement benefit is to be offset by certain other retirement benefits provided to Executive, including under the Corporation’s qualified and nonqualified defined benefit retirement plans, and retirement benefits provided by a predecessor employer under a qualified or nonqualified defined benefit retirement plan or retirement agreement.

The Plan is intended to qualify as an unfunded plan maintained by the Corporation primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as described in sections 201(2), 301(3), and 401(1) of the Employee Retirement Income Security Act of 1974, as amended.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

ARTICLE I

DEFINITIONS

The following terms shall have the following meanings when used in this Plan, unless the context clearly requires otherwise:

1.1
“Accrued Benefit” means the accrued benefit of Executive expressed in terms of an annual single life annuity payable at his Normal Retirement Date, determined under Section 2.1 based upon his Years of Service and Final Average Compensation, reduced by certain retirement benefits to which he is entitled.

1.2
“Actuarial Equivalent” means the equivalent actuarial value calculated using the interest and mortality assumptions in use by the Cash Balance Plan at the time actuarial equivalence is determined, and such additional reasonable actuarial methods and assumptions as the Committee may establish in its discretion.

1.3	“Annuity Starting Date” means the first day of the first month for which an amount is payable as an annuity.

1.4	“Beneficiary” means Executive’s Lawful Spouse.

1.5	“Board” means the board of directors of the Corporation.

1.6	“Cash Balance Plan” means the Personal Retirement Account schedule of the Federal-Mogul Corporation Pension Plan, a qualified plan under section 401(a) of the Code.

1.7	“Cause” shall have the meaning set forth in the Employment Agreement.

1.8	“Code” means the Internal Revenue Code of 1986, as amended.

1.9	“Committee” means the Compensation Committee of the Board of Directors of the Corporation.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

1.10
“Compensation” means the amount of Executive’s annual rate of base salary payable by the Corporation as of January 1 of the Plan Year (or if Executive was not employed by the Corporation on January 1 of such Plan Year, on the first day in such Plan Year on which Executive was so employed), including any amounts that would be paid to Executive but for Executive’s election under a qualified cash or deferred arrangement under section 401(k) of the Code, a cafeteria plan under section 125 of the Code, or any nonqualified deferred compensation plan maintained by the Corporation, plus any bonus payable to Executive under the Corporation’s annual incentive plan for services performed during the Plan Year, regardless of whether paid to Executive during such Plan Year or during a subsequent Plan Year.  Compensation shall not include any other compensation or amounts paid or payable to Executive, including without limitation any allocations or contributions by the Corporation under this Plan or any other plan, program or arrangement for the benefit of its employees, any severance or change of control pay or benefits, the payment of any Lost Bonus (as defined in the Employment Agreement), incentive payments or proceeds of any long-term incentive plan (other than declared bonus amounts paid or payable under the annual incentive plan), fringe benefits (whether or not a fringe benefit within the meaning of the Code), or any amounts identified by the Corporation as allowances or reimbursements, regardless of whether such amounts are treated as wages under the Code.  In no event shall Compensation include any amounts received by Executive from a Predecessor Employer.

1.11	“Corporation” means the Federal-Mogul Corporation, a Delaware corporation, and its successors.

1.12	“Disability” shall have the meaning set forth in the Employment Agreement.

1.13
“Early Retirement Date” means the date that Executive elects to retire, which date is (i) prior to Executive’s Normal Retirement Date and (ii) on or after Executive’s completion of twenty (20) Years of Service.

1.14	“Effective Date” shall have the meaning set forth in the Employment Agreement.

1.15	“Employment Agreement” shall mean the Employment Agreement by and between Federal-Mogul Corporation and José Maria Alapont dated as of the 2nd day of February 2005.

1.16	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

1.17
“Excess SERP” means the Federal-Mogul Corporation Personal Retirement Account Supplemental Executive Retirement Agreement, a non-qualified deferred compensation plan maintained by the Corporation effective as of January 1, 1989.

1.18
“Final Average Compensation” means Executive’s average Compensation during the three consecutive Plan Years (or his total period of employment, if shorter) during which he has earned the highest Compensation in his last five Years of Service (determined without regard to clause (i) within Section 1.26), or his total period of employment, if shorter.  If Executive has been employed for fewer than three full Plan Years, Executive’s Compensation for each partial year shall include his target bonus under the Corporation’s annual incentive plan, provided that a bonus under such plan was not otherwise declared for such Plan Year.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

1.19	“Good Reason” shall have the meaning set forth in the Employment Agreement.

1.20
“Lawful Spouse” means the person to whom Executive (i) is legally married as of Executive’s Annuity Starting Date and (ii) has been legally married for at least twelve months prior to Executive’s Annuity Starting Date.

1.21	“Normal Retirement Date” means the date Executive reaches age 62.

1.22	“Plan” means this Federal-Mogul Corporation Key Executive Pension Plan for José Maria Alapont, as it may be amended from time to time.

1.23	“Plan Year” means the calendar year.

1.24
“Predecessor Employer” means an entity that employed Executive prior to  Executive’s employment with the Corporation from which Executive is entitled to receive retirement benefits.  Predecessor Employers for purposes of this Plan shall be listed on Appendix A.

1.25	“Predecessor Employer Plan” means a qualified or non-qualified defined benefit plan or retirement agreement maintained by a Predecessor Employer.

1.26	“Separation from Service” means Executive’s separation from service with the Corporation, as described in Treasury Regulation Section 1.409A-1(h).

1.27
“Year of Service” means a twelve month period commencing on the Effective Date, and each twelve month period commencing on each annual anniversary of the Effective Date, during which Executive is employed by the Corporation for at least one hour in each month of that period; provided, however, that:

(i) during the five (5) year term of the Employment Agreement, Executive’s Years of Service shall be calculated as the product of (X) Executive’s Years of Service as determined under Section 1.26 above and (Y) four (4); provided, however, that this clause (i) shall not apply in the event that Executive’s employment is terminated during the five (5) year term of the Employment Agreement by the Corporation for Cause or by Executive without Good Reason; and

(ii) in the event Executive’s employment is terminated at any time by the Corporation without Cause, by Executive for Good Reason or as a result of Executive’s Disability or death, for all purposes of the Plan Executive shall be deemed to have been credited with twenty (20) Years of Service.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

ARTICLE II

RETIREMENT BENEFITS

2.1	Normal Retirement Benefit. Upon Separation from Service at his Normal Retirement Date, Executive shall be entitled to an Accrued Benefit equal to:

2.1.1
Fifty percent (50%) of his Final Average Compensation, multiplied by a fraction (not to exceed 1.0 in decimal form), the numerator of which is the number of his Years of Service, and the denominator of which is twenty (20), reduced by:

2.1.2	the sum of “A” plus “B” plus “C”, where:

“A” equals the Actuarial Equivalent of Executive’s accrued benefit under the Cash Balance Plan and any other qualified defined benefit pension plan maintained by the Corporation, expressed in terms of an annual single life annuity as of his Normal Retirement Date;

“B” equals the Actuarial Equivalent of Executive’s accrued benefit under the Excess SERP and any other non-qualified defined benefit pension plan maintained by the Corporation, expressed in terms of an annual single life annuity as of his Normal Retirement Date; and

“C” equals the Actuarial Equivalent of Executive’s accrued benefit under a Predecessor Employer Plan, expressed in terms of an annual single life annuity as of his Normal Retirement Date, as set forth on Appendix A.

2.2
Early Retirement Benefit.   Upon Separation from Service at his Early Retirement Date, Executive shall be entitled to receive a benefit equal to his Accrued Benefit determined under Section 2.1, based upon his Years of Service and Final Average Compensation determined as of his actual retirement date, reduced by one-half percent (0.5%) for each month by which his Annuity Starting Date precedes his Normal Retirement Date.

2.3
Late Retirement Benefit.  If Executive’s Separation from Service occurs after his Normal Retirement Date, he shall be entitled to receive a benefit equal to his Accrued Benefit determined under Section 2.1, based upon his Years of Service and Final Average Compensation determined as of his actual retirement date. The amounts to be offset under Section 2.1.2 shall be the dollar amounts determined as of his Normal Retirement Date.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

2.4
Disability Benefit.  If Executive’s Separation from Service occurs as a result of his Disability, he shall be entitled to receive a benefit equal to his Accrued Benefit determined under Section 2.1, based upon his Years of Service and Final Average Compensation determined as of the date of his Separation from Service due to such Disability, reduced as described in Section 2.2.

2.5
Death Benefit.  If Executive’s Separation from Service occurs as a result of his death, his Beneficiary shall be entitled to receive a benefit equal to his Accrued Benefit determined under Section 2.1, based upon his Years of Service and Final Average Compensation determined as of the date of his Separation from Service, reduced as described in Section 2.2.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

ARTICLE III

VESTING

3.1	Vesting Based on Years of Service. Executive’s interest in his Accrued Benefit shall become 100% vested when Executive has completed twenty (20) Years of Service.

3.2
Vesting Based on Termination.  Notwithstanding Section 3.1, Executive’s interest in his Accrued Benefit shall become 100% vested if Executive’s Separation from Service occurs as a result of termination by the Corporation without Cause, by Executive for Good Reason or as a result of Executive’s Disability or death.

3.3
Forfeiture.  If Executive’s employment is terminated by the Corporation for Cause or by Executive without Good Reason, in each case before Executive has completed twenty (20) Years of Service, Executive shall forfeit his Accrued Benefit in its entirety.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

ARTICLE IV

PAYMENT OF BENEFITS

4.1
Payment of Accrued Benefit upon Retirement.  Upon the Executive’s Separation from Service due to his retirement on or after his Early or Normal Retirement Date, Executive shall be entitled to receive his Accrued Benefit, as adjusted under Section 2.2, if applicable.  Such benefit shall commence as soon as administratively practicable, but in no event later than ninety (90) days, following the six month anniversary of Executive’s retirement (or following Executive’s retirement, if permitted under section 409A of the Code), unless, if Executive elects to retire before his Normal Retirement Date, he made an election, thirty (30) days prior to his Annuity Starting Date, to defer payment until his Normal Retirement Date.  Such election shall be in writing and made on the form prescribed by the Committee for such purpose.

4.2
Election of Benefit Form.  Executive shall receive his Accrued Benefit payable under Section 4.1 or 4.3 in the form of a single life annuity (if Executive is unmarried) or a 50% joint and survivor annuity (if Executive is married) unless, thirty (30) days prior to his Annuity Starting Date, Executive elects payment of his Accrued Benefit (as adjusted under Section 2.2 if applicable) in an Actuarial Equivalent annuity form made available by the Committee and described in Appendices B and C.  In no event shall the Committee make available under this Plan a lump sum form of payment.  Such election shall be in writing and made on the form prescribed by the Committee for such purpose.  At any time prior to thirty (30) days prior to his Annuity Starting Date, Executive’s election with respect to the form of payment of his Accrued Benefit in an Actuarial Equivalent annuity form made available by the Committee may be changed from time to time, to the extent permitted under section 409A of the Code.

4.3
Disability Benefit.  Unless an alternative form of payment was elected under Section 4.2, as soon as administratively practicable, but in no event later than ninety (90) days, following the six month anniversary of Executive’s termination of employment as a result of his Disability (or following Executive’s termination of employment, if permitted under section 409A of the Code), Executive shall receive the disability benefit described in Section 2.4 in the form of a single life annuity (if Executive is unmarried) or a 50% joint and survivor annuity (if Executive is married).

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

4.4
Death Benefit.  In the event of Executive’s termination of employment as a result of his death,  Executive’s Beneficiary shall receive the death benefit described in Section 2.5 in the form of a single life annuity.  If Executive dies on or after his Annuity Starting Date and Executive had elected or was entitled to, pursuant to Section 4.2, a form of payment providing for a survivor benefit, Executive’s Beneficiary shall receive such survivor benefit.  Payment shall commence as soon as administratively practicable following the death of Executive, but in no event later than ninety (90) days after such date.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

In no event shall any beneficiary other than Executive’s Lawful Spouse receive any payment under the Plan.  In the event of the death of Executive’s Lawful Spouse on or after Executive’s Annuity Starting Date, no alternate or contingent beneficiary shall receive a benefit under the Plan.  In the event of the divorce of Executive and his Lawful Spouse on or after the Annuity Starting Date, such Lawful Spouse shall retain any right to receive any future beneficiary payments pursuant to Executive’s benefit payment election in effect as of the Annuity Starting Date.  In the event Executive marries or remarries after Executive’s Annuity Starting Date, the new spouse will have no right to any benefits or payments under the Plan.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

ARTICLE V

ADMINISTRATION

5.1
Plan Interpretation.  The Committee shall have the authority to interpret the Plan and to determine the amount, time, and form of payment of benefits and other issues arising in the administration of the Plan.  Any construction or interpretation of the Plan and any determination of fact in administering the Plan made in good faith by the Committee shall be final and conclusive for all Plan purposes.  Benefits will be paid under the Plan only if the Committee determines in its sole discretion that Executive or any Beneficiary is entitled to the benefits.

5.2	Claims Procedure.

5.2.1
Initial Determination.  Upon presentation to the Committee of a claim for benefits under the Plan within 90 days after the date the claimant believes payment should have commenced, the Committee shall make a determination of the validity thereof.  If the determination is adverse to the claimant, the Committee shall furnish to the claimant within 90 days after the receipt of the claim a written notice setting forth the following:

a)	the specific reason or reasons for the denial;

b)	specific references to pertinent provisions of the Plan on which the denial is based;

c)	a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

d)
appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review (including a statement that the claimant may bring a civil action under section 502(a) of ERISA if his appeal is denied).

5.2.2
Appeal Procedure.  In the event of a denial of a claim, the claimant or his duly authorized representative may appeal such denial to the Committee for a full and fair review of the adverse determination.  The claimant’s request for review must be in writing and made to the Committee within 90 days after receipt by the claimant of the written notification described in Section 5.2.1; provided, however, that such 90-day period shall be extended if circumstances so warrant.  The claimant or his duly authorized representative may submit issues and comments in writing which shall be given full consideration by the Committee in its review.  Upon request and free of charge, the claimant or his duly authorized representative also may have reasonable access to, and copies of, documents, records and other information relevant to the claim.  The Committee may, in its sole discretion, conduct a hearing.  A request for a hearing made by the claimant will be given full consideration.  At such hearing, the claimant shall be entitled to appear and present evidence and be represented by counsel.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

5.2.3
Decision on Appeal.  A decision on a request for review shall be made by the Committee not later than 60 days after receipt of the request; provided, however, in the event of a hearing or other special circumstances, such decision shall be made not later than 120 days after receipt of such request.  If it is necessary to extend the period of time for making a decision beyond 60 days after receipt of the request, the claimant shall be notified in writing of the extension of time prior to the beginning of such extension.  Such decision shall be promptly provided to the claimant. If the claim is denied, the Committee’s decision on review shall state in writing:

a)	the specific reason or reasons for the denial;

b)	specific references to pertinent provisions of the Plan on which the denial is based;

c)	a statement that the claimant is entitled, upon request and free of charge, to reasonable access to, and copies of, documents, records and other information relevant to the claim; and

d)	a statement that the claimant may bring a civil action under section 502(a) of ERISA.

If it is determined that the claimant is entitled to any additional benefit under the Plan, such additional benefit shall commence or be paid no later than the end of the first calendar year in which the decision with respect to such benefit is made by the Committee.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

ARTICLE VI

MISCELLANEOUS

6.1
No Effect on Employment Rights.  Nothing contained herein will confer upon Executive the right to be retained in the service of the Corporation nor limit the right of the Corporation to discharge Executive.

6.2
Funding.  The Corporation may establish a grantor trust for the purpose of funding benefits under this Plan.  Any trust so created shall conform to the terms of the model trust provided by the Internal Revenue Service as described in Revenue Procedure 92-64.  Notwithstanding the establishment of such trust, it is the intention of the Corporation and Executive that the Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.  The Plan constitutes a mere promise by the Corporation to make payments in the future.  To the extent that Executive or any Beneficiary acquires a right to receive a payment under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

6.3
Spendthrift Provisions.  No benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, domestic relations order or charge prior to actual receipt thereof by the payee; and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge prior to such receipt shall be void; and the Corporation shall not be liable in any manner for or subject to the debts, contracts, liabilities, engagements or torts of Executive or any Beneficiary.

6.4
Governing Law.  The Plan is established under and will be construed according to the law of the State of Michigan, without regard to its conflict of laws provisions, to the extent that such laws are not preempted by ERISA and valid regulations promulgated thereunder.

6.5
Integrated Agreement.  This Plan constitutes the entire agreement and understanding between the Corporation and Executive with respect to the provision of non-qualified retirement benefits to Executive in excess of those available to  Executive under the Excess SERP or any other written agreement between the Corporation and Executive as to non-qualified retirement benefits.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

6.6
Incapacity of Executive.  In the event Executive is declared incompetent and a conservator or other person legally charged with the care of the person or the estate of Executive is appointed, any benefits under the Plan to which Executive is entitled shall be paid to the conservator or other person legally charged with the care of  Executive.  Except as provided in the preceding sentence, should the Committee, in its discretion, determine that Executive is unable to manage his personal affairs, the Committee may make distributions to any person for the benefit of Executive, provided the Committee makes a reasonable good faith judgment that such person shall expend the funds so distributed for the benefit of Executive.  Any such payment shall constitute a discharge of the Plan’s obligation to Executive to the extent of such payment.

6.7
Taxes.  Any taxes imposed upon Executive shall be the sole responsibility of Executive.  The Corporation shall have the right to deduct from Executive’s Compensation or any payment made pursuant to this Plan any federal, state, local or other taxes applicable to the benefits provided under this Plan, as the Committee may determine in its sole discretion.

6.8	Severability. In the event any provision of this Plan is invalid, in whole or in part, the remaining provisions of this Plan shall be unaffected and shall remain in full force and effect.

6.9
Amendment.  The Corporation reserves the right to amend this Plan by action of the Board or the Committee when, in the sole opinion of the Board or the Committee, an amendment is advisable.  Any amendment shall be made pursuant to a resolution of the Board or the Committee, as applicable, and shall be effective as of the date set forth in the resolution.  No amendment shall directly or indirectly deprive Executive of all or any portion of Executive’s Accrued Benefit considered to be accrued under the Plan before the date of such amendment.

The Plan is intended to comply with provisions of section 409A of the Code, and shall be interpreted and construed accordingly.  Notwithstanding any provision within the immediately preceding paragraph, the Board or the Committee shall have sole discretion and authority to amend the Plan at any time to satisfy any requirements of section 409A of the Code or applicable guidance issued by the United States Treasury, irrespective of the effect thereof on any benefit or rights of Executive.

6.10
Successors.  This Plan shall be binding upon the Corporation and its successors and assigns.  The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation to assume expressly and agree to perform the Corporation’s obligations set forth in this Plan in the same manner and to the same extent as the Corporation would be required to perform such obligations if no such succession had taken place.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

6.11
Section 409A Compliance. Notwithstanding anything herein, no payment payable upon Executive’s Separation from Service shall be made if Executive is determined by the Committee to be a “specified employee” as defined in Section 409A(a)(2) of the Code and the regulations issued thereunder until at least six months following Executive’s Separation from Service.  Any distribution delayed pursuant to the immediately preceding sentence shall be paid to Executive as soon as practicable after (and in no event later than the end of the Plan Year in which such date occurs or, if later, the 15th day of the third calendar month following such date) the date which is six (6) months after the date of Separation from Service or, if earlier, the date of death of the Executive.

This Plan shall be interpreted and construed in a manner that avoids the imposition of taxes and other penalties under Section 409A of the Code.  Notwithstanding the foregoing, under no circumstances shall the Corporation be responsible for any taxes, penalties, interest or other losses or expenses incurred by Executive due to any failure to comply with Section 409A of the Code.

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

To record the adoption of this amendment and restatement of the Plan, Federal-Mogul Corporation has caused its authorized officers to affix their names and its seal this 31st day of December, 2008.

FEDERAL-MOGUL CORPORATION

/s/ Pascal Goachet
Pascal Goachet
Senior Vice President, Human Resources and Organization

WITNESS:

/s/ Robert L. Katz
Robert L. Katz
Senior Vice President and General Counsel

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

Appendix A

PREDECESSOR EMPLOYERS

Ford Motor Company

VALEO

DELPHI

IVECO SpA

A-1

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

Appendix B

DESCRIPTION OF FORMS OF PAYMENT

Normal Form of Payment

If you are not married, your normal form of payment is the Single Life Annuity.  If you are married, your normal form of payment is the 50% Joint and Survivor Annuity. Your Lawful Spouse is automatically deemed to be your beneficiary.  If you want to elect a form of benefit other than your normal form of benefit, you must obtain your spouse's consent to this election.  This spousal consent must be in writing, must acknowledge your election of an optional form of benefit, and must be witnessed by a Notary Public.

Single Life Annuity Option

This option provides monthly payments for your lifetime.  When you die, payments stop and your spouse, heirs and your estate receive nothing.  This method of payment will provide the greatest lifetime monthly payment from the Plan.  If you are married and elect this method, your spouse must consent to this election, witnessed by a Notary Public.

Joint and Survivor Annuity Option

This method of payment is a monthly income payable for your lifetime.  If you pre-decease your spouse, your spouse will receive a reduced benefit in accordance with your election (50%, 75% or 100%).

If you are married, your normal form of payment is the 50% Joint and Survivor Annuity.  This option provides reduced monthly payments for your lifetime, and when you die, your spouse will receive monthly payments for her lifetime, which are equal to 50% of the monthly amount you were receiving.

If you are married and want to elect either the 75% or 100% Joint and Survivor Annuity optional forms of payment, you must obtain your spouse's consent to this election.  This spousal consent must be in writing, must acknowledge your election of an optional form of benefit, and must be witnessed by a Notary Public.

Payments stop at your death if your spouse predeceases you.  If you die first, payments will stop after the death of your spouse.

B-1

FEDERAL-MOGUL CORPORATION

KEY EXECUTIVE PENSION PLAN
FOR
JOSÉ MARIA ALAPONT

AMENDED AND RESTATED JANUARY 1, 2009

Life Certain and Continuous Option

This method of payment is a monthly income payable for your lifetime.  If you die before receiving the Certain (either 5, 10 or 15 years) payments, the remaining guaranteed payments will be paid to your spouse.

If you are married and want to elect either the 5, 10, or 15 year Life Certain and Continuous optional form of payment, you must obtain your spouse's consent to this election.  This spousal consent must be in writing, must acknowledge your election of an optional form of benefit, and must be witnessed by a Notary Public.

Payments stop at your death if your spouse predeceases you.  If you die first, payments will stop after the earlier of (i) receipt by your spouse of the remaining guaranteed payments, if any, and (ii) the death of your spouse.

B-2

Appendix C

CONVERSION FORMULAS USED TO CONVERT A

SINGLE LIFE ANNUITY TO AN OPTIONAL FORM OF PAYMENT

50% Joint and Survivor:

Single Life Annuity multiplied by 93%,
Plus, whole years of before age 65 multiplied by 0.30%,
Minus, whole years retiree age exceeds spouse’s age multiplied by 0.30%

75% Joint and Survivor:

Single Life Annuity multiplied by 90%,
Plus, whole years of before age 65 multiplied by 0.40%,
Minus, whole years retiree age exceeds spouse’s age multiplied by 0.40%

100% Joint and Survivor:

Single Life Annuity multiplied by 87%,
Plus, whole years of before age 65 multiplied by 0.50%,
Minus, whole years retiree age exceeds spouse’s age multiplied by 0.50%

5 Year Life Certain and Continuous:

Single Life Annuity multiplied by 98%,
Plus, whole years before age 65 multiplied by 0.10%

10 Year Life Certain and Continuous:

Single Life Annuity multiplied by 95%,
Plus, whole years before age 65 multiplied by 0.30%

15 Year Life Certain and Continuous:

Single Life Annuity multiplied by 90%,
Plus, whole years before age 65 multiplied by 0.60%

C-1